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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2008


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

              000-24743                                 31-1455913
      (Commission File Number)                         (IRS Employer
                                                     Identification No.)

                       5500 Wayzata Boulevard, Suite 1600
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On February 17, 2008, pursuant to a recommendation by the Compensation Committee, the Board of Directors of Buffalo Wild Wings, Inc. approved additional forms of agreements to be used for grants under our 2003 Equity Incentive Plan. Forms of the agreements, consisting of a Notice of Performance-Based Restricted Stock Unit Award and a Notice of Incentive Stock Option Award, are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated in this Report as if fully set forth herein.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 22, 2008

                                    BUFFALO WILD WINGS, INC.


                                    By    /s/ James M. Schmidt
                                      ------------------------------------------
                                       James M. Schmidt, Executive Vice
                                       President, General Counsel, and Secretary









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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
February 17, 2008                                                      000-24743

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                            BUFFALO WILD WINGS, INC.

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EXHIBIT NO.       ITEM

  10.1 Form of Notice of Performance-Based Restricted Stock Unit Award under the 2003 Equity Incentive Plan

  10.2 Form of Notice of Incentive Stock Option Award under the 2003 Equity Incentive Plan








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